LEADVILLE MINING & MILLING CORPORATION
                                 700 CARR STREET
                            LAKEWOOD, COLORADO 80215



                                 PROXY STATEMENT


                  FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
                                FEBRUARY 25, 1998


The following instructions concerning the enclosed Proxy and the matters to be acted upon at the Annual Meeting of Shareholders of record as of January 2, 1998 to be held at the Golden Burro Cafe & Lounge, 710 Harrison Avenue, Leadville, Colorado 80461 at 11 a.m. in the morning (Mountain Time) on Wednesday, February 25, 1998 is submitted to the Shareholders for their information.

    The approximate date of mailing of this solicitation is January 12, 1998.


                    SOLICITATION OF AND POWER TO REVOKE PROXY

Solicitation of the enclosed Proxy is being made on behalf of the Corporation's Board of Directors which has designated the nominees for Directors listed below. Supplementary solicitation may be made by mail, telegraph, telephone or interview by officers and employees of the Corporation, the cost of which will be nominal. The Corporation will bear the entire cost of the solicitation of Proxies, including the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of stock. Legal and accounting fees in connection with the preparation of this proxy are normally covered by the Company's arrangements with legal counsel and the auditors for preparation of annual reports and proxies for election of directors and selection of auditors. A Shareholder executing and delivering a Proxy has power to revoke the same and the authority given thereby at any time prior to the exercise of such authority, if he so elects, by notification to the Secretary of the Corporation prior to the Annual Meeting or by Notice to the Inspectors of Election at the Annual Meeting.


                          PROPOSAL OF SECURITY HOLDERS

A Shareholder of record may present a proposal for action at the next Annual Meeting of Shareholders provided that such proposal is received by the Corporation at its executive office no later than September 16, 1998. Upon receipt of such proposal, the Corporation shall set forth the proposal in its Proxy Statement for that meeting. The proponent may submit a maximum of two (2) proposals of not more than three hundred (300) words each for inclusion in the Corporation's proxy materials for a meeting of security holders.


                  INFORMATION CONCERNING NOMINEES FOR DIRECTORS

It is proposed at the Meeting to elect five (5) Directors to constitute the Board of Directors, who are to serve until the next Annual Meeting of Shareholders, or until a successor shall be elected.

The information set forth below is submitted with respect to the nominees for the Board of Directors for whom it is intended that the Proxies will be voted.

                                                                 Served as a
Nominee                                                          Director Since
--------------------------------------------------------------------------------

Donald Wilson                 President, Director                1983
                              Mining Consultant
                              Contractor

Gifford A. Dieterle           Treasurer, Secretary               1983
                              & Chairman of Board
                              of Directors
                              Geological Consultant

Horst Scherp                  Geologist, Professor               1995
                              Director

Robert N. Roningen            Officer & Director                 1992
                              Attorney at Law
                              Geologist

Jack Everett                  Director                           1995
                              Consulting Geologist


All of the above nominees currently are members of the Board of Directors. The Corporation has no reason to believe that any of the nominees will be unable to serve. If any such nominees are unable to serve, it is the intention of the persons named in the enclosed Proxy to vote shares represented by Proxies received by them in favor of such other person as the Board of Directors of the Corporation may, at any time, recommend. The Corporation does not have any standing nominating or compensation committees of the Board of Directors or any committees performing similar function. The Board of Directors held 15 regular and special meetings during the past fiscal year. All of the incumbent Directors voted at each of the meetings of the Board of Directors which were held during the past fiscal year.

Set forth below is a description of the backgrounds of each of the Directors of the Company.

DONALD W. WILSON, President and Director. His highest educational degree is a High School diploma obtained from Leadville High School in Leadville, Colorado in 1949. He additionally attended the Colorado School of Mines in 1969 on a non-matriculating basis, where he took courses in geology, surveying, mapping and mathematics. He did not graduate and therefore did not obtain a degree. His employment history since 1977 consists of the following: From May 1983 until the present, he has been President of the Company. From January 1981 to May 1983, he was mine and mill manager of the Franklin Mine, a gold mine in Colorado which is owned by Franklin Consolidated Mining Company. From 1979 to 1980, he was employed by M.S.T. Company - Rio Blanco Oil Shale Corporation as a project engineer. From 1977 to 1979, he was employed by United Nuclear-Homestake Partnership, Inc., Grants, New Mexico as a superintendent of shaft sinking operation.

GIFFORD A. DIETERLE, Executive Vice-President, Treasurer and Chairman of the Board of Directors of the Company. His highest educational degree is a M.S. in Geology obtained from New York University. From 1977 until July 1993, he was Chairman, Treasurer and Executive Vice-President of Franklin Consolidated Mining Company. From 1965 to 1987, he was lecturer in geology at the City University of N.Y. (Hunter Division). Since 1962, he has been a consulting geologist engaged in the geological evaluation of oil and mineral properties. From 1978 until the present, he has been a registered representative with Datek Securities.

ROBERT RONINGEN, Vice President-Operations and a director, has, for more than the past five years, been engaged in the practice of law as a sole practitioner and is a self-employed consultant geophysicist in Duluth, Minnesota. From 1988 to August 1993, he was an officer and director of Franklin Consolidated Mining Company, Inc. He graduated from the University of Minnesota in 1957 with a B.A. in geology and in 1962 with a degree in Law.

HORST SCHERP, a director, has been an Associate Professor of Geology at Hunter College of the City of New York since 1963. From 1980 to 1987, he was a Director and geologist for Jeger Oil Corporation Mr. Scherp received a Ph.D in geology from the University of Gottingen, Germany, in 1959.

JACK V. EVERETT, a director, has been a consulting mining geologist for 25 years, with expertise in all phases of exploration for base and precious metals. Following his 1947 graduation from Michigan State University, he was District Geologist for Pickands Mather & Company on the Cuyuna Iron Range, Minnesota. From 1951 to 1970, he was Chief Geologist and Exploration Manager for W.S. Moore Company, Duluth, Minnesota, an iron mining company with gold and base metal sulfide holdings in the U.S. and Canada.

The Board of Directors recommends that you vote FOR all nominees for the Board of Directors.


                            QUORUM AND VOTE REQUIRED

The presence, in person or by proxy of the holders of at least a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Annual Meeting. Approval of each Proposal will require the affirmative vote of the holders of at least a majority of the shares of Common Stock of the Company present in person or by proxy, except for the election of directors, which is decided by a plurality of the votes present in person or by proxy. Management of the Company recommends that you vote your shares in favor of all proposals.


                                  CAPITAL STOCK

The outstanding Capital Stock on January 2, 1998, the record date, was 14,380,900 shares of Common Stock owned by Stockholders. Stockholders of record as of January 2, 1998 will be entitled to one (1) vote for each share of such stock registered in their respective names at the close of business on the aforesaid record date. Cumulative voting in the election as Directors is not permitted. The present officers who hold more than ten (10) percent of the outstanding stock, intend to vote for the slate of Directors and the selection of the independent auditors. Their votes may be decisive on these issues.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information with respect to the number of shares of Common Stock beneficially owned as of January 2, 1998, by (1) all holders of shares of Common Stock known by the Company to own beneficially more than 5% of the outstanding shares of any class of the Voting Stock, (2) the Executive Officers and Directors of the Company and (3) all Directors and Officers of the Company as a group.


                    Name of             Amount & Nature
                    Beneficial          of Beneficial          Approximate
Title of Class      Owner               Ownership 1/2/98(1)    Percentage(2)(3)
--------------      -----               -------------------    ----------------

Common Stock        Donald W. Wilson       1,335,100(3)            8.9%

Common Stock        Gifford A. Dieterle    1,421,105(3)(4)         9.6%

Common Stock        Jack Everett             325,000(3)            2.2%

Common Stock        Robert Roningen          666,688(3)(5)         4.5%

Common Stock        Horst Scherp              15,000(3)              *

All Officers and
Directors as a
Group (5)                                  3,762,893(3)(4)(5)     23.9%

----------
* Less than one percent.

     (1)  Supplied by the persons set forth above.

     (2) Based upon 14,380,900 shares issued and outstanding as of January 2, 1998.

     (3) For Messrs. Wilson, Dieterle, Everett, Roningen and Scherp includes, respectively, 550,000 shares, 403,270 shares, 75,000 shares, 350,000 shares and 10,000 shares issuable upon exercise of options and/or warrants.

     (4)  Includes shares owned by Mr. Dieterle's wife.

     (5)  Includes shares owned by Mr. Roningen's wife and children.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Effective April 11, 1997, the Company reverse split its outstanding shares of Common Stock on a one-for-ten basis and adjusted the terms of all outstanding options and warrants accordingly. Unless the context specifically indicates otherwise, all references herein to Shares, options and warrants have been adjusted to take into account the reverse split.

Between September 1, 1991 and July 31, 1995, the Company and Franklin Consolidated Mining & Milling Company lent to one another on short term basis, small amounts of money for current operations. The Company currently is a creditor of Franklin Consolidated Mining Company in the amount of approximately $5,826.

On April 2, 1997, the Company issued the following options to certain officers and directors. Donald Wilson - option to purchase 350,000 shares; Gifford Dieterle - option to purchase 350,000 shares; Robert Roningen option to purchase

350,000 shares; Jack Everett - option to purchase 50,000 shares; Horst Scherp - option to purchase 10,000 shares. All options granted on that date expire on April 2, 2002 and are exercisable at $.35 per share.

On January 5, 1996, the Company issued the following options to certain officers and directors. Donald Wilson - option to purchase 200,000 shares; Gifford Dieterle - option to purchase 220,000 shares; Robert Roningen - option to purchase 150,000 shares; Jack Everett - option to purchase 25,000 shares; Horst Scherp - option to purchase 5,000 shares. All options granted on that date expire on January 5, 1998 and are exercisable at $.35 per share.

During fiscal 1993 and 1994, Gifford A. Dieterle an officer and director of the Company, loaned the Company $18,873, which funds were used for operating expenses. There were no specific repayment terms and the loans were interest free. As of July 31, 1997, these loans had been paid in full.


      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

To the Company's knowledge, based solely on a review of such materials as are required by the Securities and Exchange Commission, no officer, director or beneficial holder of more than ten percent of the Company's issued and outstanding shares of Common Stock failed to timely file with the Securities and Exchange Commission any form or report required to be so filed pursuant to
Section 16(a) of the Securities Exchange Act of 1934 during the fiscal year ended September 30, 1996, except that Gifford A. Dieterle failed to file two reports concerning two transactions; and Donald W. Wilson, Robert Roningen, Horst Scherp and Jack V. Everett each failed to file one report concerning one transaction.


                     REMUNERATION OF DIRECTORS AND OFFICERS

The following table shows all the cash compensation paid or to be paid by the Company or any of its subsidiaries, as well as certain other compensation paid or accrued, during the fiscal years indicated, to the Chief Executive Officer for such period in all capacities in which he served. No Executive Officer received total annual salary and bonus in excess of $100,000.

                                                     SUMMARY COMPENSATION TABLE


                                                                                     Long-Term Compensation
                                                                            -------------------------------
                         Annual Compensation                                  Awards                      Payouts
                   -------------------------------                          -------------------      -----------------
     (a)              (b)         (c)          (d)             (e)            (f)          (g)         (h)           (i)
------------------    ----       ------        ---           ---------      ---------   -------      ---------     --------
                                                             Other          Restrict-                All Other
                                                             Annual         ed Stock                 LTIP          Compensa
Name and Principal                                           Compen-         Award      Options       Payouts       -tion
Position              Year       Salary        ($)           sation($)        ($)         SARs          ($)           (i)
------------------    ----       ------        ---           ---------      ---------   -------      ---------     --------
Donald W. Wilson      1997       54,586        -0-             -0-            -0-        200,000       -0-           -0-
Chief Executive       1996       54,023        -0-             -0-            -0-        200,000       -0-           -0-
Officer               1995       53,472        -0-             -0-            -0-          -0-         -0-           -0-

The following table sets forth information with respect to the Company's Executive Officers concerning the grants of options and Stock Appreciation Rights ("SAR") during the past fiscal year:

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR
                                Individual Grants

    (a)                 (b)                (c)                    (d)                      (e)
---------------------------------------------------------------------------------------------------
                                      Percent of Total
                                       Options/SARs
                      Options/          Granted to
                      SARs              Employed in          Exercise or Base          Expiration
Name                  Granted           Fiscal Year            Price ($/SH)               Date
---------------------------------------------------------------------------------------------------
Donald W. Wilson      350,000             31.5%                   $.35                April 2, 1998
Gifford Dieterle      350,000             31.5%                   $.35                April 2, 1998
Robert Roningen       350,000             31.5%                   $.35                April 2, 1998
Jack Everett           50,000              4.5%                   $.35                April 2, 1998
Horst Scherp           10,000              1.0%                   $.35                April 2, 1998


The following table sets forth information with respect to the Company's Executive Officers concerning exercise of options during the last fiscal year and unexercised options and SARs held as of the end of the fiscal year:


         Aggregated Option/SAR Exercises and Fiscal Year-End Option/SAR

    (a)                  (b)                   (c)                    (d)                 (e)
---------------------------------------------------------------------------------------------------
                                                                                      Value of
                                                                 Number of            Unexercised
                                                                 Unexercised          In-the-Money
                                                                 Options/SARs         Option/SARs
                      Shares                                     at FY-End(#)         at FY-End(#)
                      Acquired on            Value               Exercisable/         Exercisable/
Name                  Exercise(#)            Realized            Unexercisable        Unexercisable
---------------------------------------------------------------------------------------------------
Donald W. Wilson         -0-                   -0-                  550,000                --
Gifford Dieterle       96,730               $ 9,673                 403,270                --
Robert Roningen          -0-                   -0-                  350,000                --
Jack Everett             -0-                   -0-                   50,000                --
Horst Scherp           50,000                17,500                  10,000                --


                           DEFERRED COMPENSATION PLAN

During the past five (5) years the Corporation has not adopted any deferred compensation, pension bonus or profit sharing plans or other incentive plans for the benefit of any Officer or Director.

                                  PENSION PLAN

The Corporation has no Pension Plan for its managerial and clerical non-union employees.

                           COMPANY'S STOCK OPTION PLAN

The Company has no Qualified Stock Option Plans.

                              SELECTION OF AUDITORS

The Board of Directors has appointed Wolinetz, Gottlieb & Lafazan, P.C., Rockville Centre, New York, to serve as the Company's independent public accountants for the fiscal year ending July 31, 1998, subject to approval of the stockholders. Wolinetz, Gottlieb & Lafazan, P.C. examined the Company's consolidated financial statements for the fiscal year ended July 31, 1997 and is considered well qualified.

A representative from Wolinetz, Gottlieb & Lafazan, P.C. will not be present at the Stockholders' Annual Meeting.

The Board of Directors recommends that you vote FOR the approval of Wolinetz, Gottlieb & Lafazan, P.C. as the Company's independent public accountants.


                                     GENERAL

As of the date of the Proxy Statement, there is no matter, so far as in now known to the management of the Corporation, to be acted on at the Meeting other than as expressly set forth in the Notice of Meeting. It is intended, however, if other matters come up for action at said meeting or an adjournment thereof that the persons named in the enclosed form of Proxy, shall, in accordance with the terms of the proxy, have authority in their discretion to vote shares represented by Proxies received by them, in regard to such other matters, as seems to said persons in the best interest of the Corporation and its Shareholders.

All shares represented by Proxies in the form enclosed herewith will be voted at said meeting and adjournments thereof in accordance with the terms of such proxies and their pertinent statements included in this Proxy Statement relative to the exercise of the powers granted by said Proxies, provided such Proxies appear to be valid and to have been executed by Stockholders of record entitled to vote thereof and have not been previously revoked.


Dated:                                     BY ORDER OF THE BOARD OF DIRECTORS,

January  12, 1998


                                           Gifford A. Dieterle
                                           Chairman of the Board,
                                           Secretary and Treasurer

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
             TO THE STOCKHOLDERS OF LEADVILLE MINING & MILLING CORP.

NOTICE IS HEREBY GIVEN that the annual meeting of Stockholders of Leadville Mining & Milling Corporation will be held at the Golden Burro Cafe & Lounge, 710 Harrison Avenue, Leadville, Colorado 80461 on Wednesday, the 25th of February, 1998 at 11 a.m. for the following purposes:

     1. To elect 5 directors - Donald Wilson, Gifford A. Dieterle, Jack Everett, Horst Scherp, Robert Roningen.
     2. Re-appointment of Wolinetz, Gottlieb & Lafazan, P.C. as Independent Auditors for the coming year.
     3.   Any other business which may come before the Board.

The close of business on January 2, 1998 has been fixed as the date of record for determining stockholders entitled to receive notice of and to vote at the Annual Meeting of Stockholders or any adjournment thereof.

All Stockholders are respectfully urged to attend this meeting.

If you do not expect to attend the meeting in person, please sign and date the Proxy, detach and mail promptly to the Company's office.

Dated:  January 12, 1998                     By Order of the Board of Directors



                                    Secretary
--------------------------------------------------------------------------------
                             Tear along dotted line

                     LEADVILLE MINING & MILLING CORPORATION

                                      PROXY

                         Annual Meeting of Stockholders

The undersigned hereby appoints Robert Roningen the true and lawful attorney of the undersigned, with power of substitution to vote as proxies for the undersigned at the Annual Meeting of Stockholders of Leadville Mining & Milling Corporation, to be held on Wednesday, February 25th, 1998 at 11 a.m. at the Golden Burro Cafe & Lounge, 710 Harrison Avenue, Leadville, Colorado 80461 and at any and all adjournments thereof, according to the number of shares which the undersigned would be entitled to vote if then personally presented for the following purposes:

     1.   Election of (5) members to serve on the Board of Directors:
                                               FOR        AGAINST     OBSTAIN

          Donald Wilson                        |_|          |_|         |_|

          Gifford A. Dieterle                  |_|          |_|         |_|

          Horst Scherp                         |_|          |_|         |_|

          Jack Everett                         |_|          |_|         |_|

          Robert Roningen                      |_|          |_|         |_|

     2.   Appointment of Wolinetz, Gottlieb
          & Lafazan P.C., C.P.A. as
          independent auditors for the
          coming year.                         |_|          |_|         |_|


This proxy is solicited on behalf of management and if received prior to the meeting, properly executed, it will be voted. If not otherwise specified, this proxy will be voted "For" 1 and 2.

Receipt is acknowledged of the accompanying Notice of Annual Meeting and Proxy Statement (mail Proxy Statement).

Please advise if you are attending    Yes ____   No ____   No. of Shares ____


Return to:
LEADVILLE MINING & MILLING CORPORATION
76 Beaver Street - Suite 500
New York City,  New York 10005



 --------------------------------   ----------
 Please Print Your Name                Date


 ---------------------------------------------
 Please sign exactly as your name appears hereon including representative capacity joint owners should both sign.